UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)  of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2024

SPX TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-6948 (Commission File Number)	88-3567996 (IRS Employer Identification No.)

6325 Ardrey Kell Road, Suite 400 Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (980) 474-3700

NOT APPICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	SPXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On August 30, 2024 (the “Second Amendment Effective Date”), SPX Enterprises, LLC (“SPXE”), a wholly owned subsidiary of SPX Technologies, Inc. (the “Company”), as the U.S. borrower, entered into a Second Amendment to Amended and Restated Credit Agreement and Incremental Facility Activation Notice (the “Second Amendment”) with Bank of America, N.A., as administrative agent (the “Administrative Agent”), the lenders party thereto, and certain domestic subsidiaries of the Company, as guarantors, which amends the Amended and Restated Credit Agreement, dated as of August 12, 2022 (as amended, the “Credit Agreement”), among the Company, as parent, SPXE, as the U.S. borrower, the foreign subsidiary borrowers party thereto, the lenders party thereto, Deutsche Bank AG, as foreign trade facility agent, and the Administrative Agent. The Second Amendment increases the aggregate revolving credit commitments under the Credit Agreement from $500.0 million to $1.0 billion and makes certain conforming changes and other amendments to the Credit Agreement. The Company expects to utilize the increased revolving credit capacity to finance, in part, permitted acquisitions, to pay related fees, costs and expenses and for other lawful corporate purposes. The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 hereof is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Second Amendment to Amended and Restated Credit Agreement and Incremental Facility Activation Notice dated as of August 30, 2024 among SPX Enterprises, LLC, as the U.S. Borrower, SPX Technologies, Inc., the other Guarantors party thereto, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX TECHNOLOGIES, INC.
(Registrant)

Date: September 3, 2024	By:	/s/ Cherée H. Johnson
Cherée H. Johnson
Vice President, Chief Legal Officer and Secretary

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